As filed with the Securities and Exchange Commission on August 28, 2003
Registration No. 2-28174
Investment Company Act File No. 811-01597

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ___ / /

Post-Effective Amendment No. 58 /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

AMENDMENT NO. ______ /X/

CAPSTONE CHRISTIAN VALUES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100, Houston, TX 77057
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (713) 260-9000

David J. Harris, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b).
/X/ on August 28, 2003 pursuant to paragraph (b).
/ / 60 days after filing pursuant to paragraph (a)(i).
/ / on (date) pursuant to paragraph (a)(i).
/ / 75 days after filing pursuant to paragraph (a)(ii).
/ / on _____________ pursuant to paragraph (a)(ii) of Rule 485.

CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND
(a series of Capstone Christian Values Fund, Inc.)

PROSPECTUS

August 28, 2003

CAPSTONE ASSET PLANNING COMPANY
5847 SAN FELIPE, SUITE 4100
HOUSTON, TEXAS 77057
1-800-262-6631
info@capstonefinancial.com

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FUND

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

PERFORMANCE INFORMATION

FEES AND EXPENSES

MANAGEMENT

BUYING AND SELLING FUND SHARES

PURCHASING FUND SHARES

REDEEMING FUND SHARES

DIVIDENDS, DISTRIBUTIONS AND TAXES

FINANCIAL HIGHLIGHTS

HOW TO GET MORE INFORMATION

THE FUND

This prospectus describes the Christian Stewardship Large Cap Equity Index Fund ("Fund").

Fund Type- The Fund is an "index-type fund" - i.e., designed to produce performance generally comparable to a designated index or "Benchmark" before expenses.

Values-Based Investment Policies - The Fund follows certain values-based screening criteria in making its investments. The Fund avoids investing in companies whose primary business is the manufacture, operation, distribution or promotion of abortion, alcohol, gambling, pornography, or tobacco, although some of these companies may be indirectly represented in derivatives in which the Fund invests. The Fund may apply additional values-based criteria that are consistent with a Christian worldview and deemed appropriate by the Investment Adviser.

Two Classes of Shares - The Fund offers Individual shares and Institutional shares, which differ in terms of expenses and minimum investments. (See "Buying and Selling Fund Shares.")

Adviser and Administrator - The Fund's investment adviser and administrator is Capstone Asset Management Company ("Adviser and Administrator"). The investment objectives and principal investment strategies of the Fund are described below. The investment objective(s) of the Fund may be changed without shareholder approval.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Index Fund

The Fund seeks to match the performance of a designated index (Benchmark) before expenses. The Fund's Benchmark will be selected, from time to time, by the Advisory Committee to the Fund's Board of Directors. The Adviser and Administrator will select portfolio investments for the Fund using statistical methods designed to produce total returns that will be comparable to the designated Benchmark. Thus, the Adviser and Administrator will not be using traditional methods of security selection based on analysis of market conditions and particular issuers. Additionally, this Fund will not assume temporary defensive positions when market or other conditions negatively affect the classes of securities reflected in its portfolio. It should be noted that in avoiding investments that are inconsistent with the Fund's values-based investment policies, the Fund may be limited in its ability to match the performance of its Benchmark. Other factors, such as variations in the Fund's size, the availability or unavailability of various investment techniques, and regulatory limitations on the use of certain techniques from time to time may also interfere with the Fund's ability to match its Benchmark's performance. Because the Adviser and Administrator may use a variety of techniques to pursue the Fund's investment objective, the Fund is unlikely to hold securities identical to, or in the same proportions as, those in its reference Benchmark. Further, the Fund must maintain some portion of its assets in cash or short-term money market instruments and repurchase agreements to meet redemptions and to cover other Fund expenses. To the extent consistent with prudent management, the Adviser and Administrator will take positions in futures contracts to gain exposure to relevant securities markets when incoming cash cannot be immediately invested in suitable securities.

Neither the Fund, the Adviser and Administrator, nor their affiliates are in any way sponsored by or affiliated with the firms that publish the Benchmarks that may be used by the Fund.

Investment Objective: The Fund's investment objective is capital growth and income.

Principal Investment Strategies

The Fund pursues its objective by attempting to match the price and yield performance, before Fund expenses, of a widely recognized index of large cap equities which is specified by the Advisory Committee from time to time. The Fund will seek to match the performance of this index by investing primarily in equity securities of the type that are included in this index. "Equity securities" include common stocks (including SPDRs, see below), preferred stocks, and securities convertible or exchangeable for common stock. At least 80% of the Fund's total assets will, under normal market conditions, be invested in equity securities of issuers whose capitalization, at the time of investment, is equal to or exceeds the minimum capitalization of issuers in the specified index. The Fund may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures contracts as a temporary substitute for investment in equity securities, pursuant to rules that exclude the Adviser and Administrator from the requirement to register as a commodity pool operator. The Fund may invest up to 10% of its total assets in S&P Depository Receipts ("SPDRs"). SPDRs are interests in the SPDR Trust, a unit investment trust that seeks to provide investment results generally comparable to the price and yield performance of the S&P 500 Index.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. Additionally, there can be no assurance that the Fund will match the performance of its Benchmark. You can lose money on your investment. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program.

Equity Risk. Equity securities have no guaranteed value and their values may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer of its industry or geographic segment.

Index Risk. Because the Fund is an index-type fund, the Fund's performance is intended to track that of the particular market its Benchmark is designed to reflect. When the value of a Fund's index declines, the value of the Fund's shares can also be expected to decline.

Investments in Other Investment Companies. The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of any such other fund, which are in addition to those of the Fund. For example, the Fund will bear a portion of the other fund's investment advisory fees, although the fees paid by the Fund to the Adviser and Administrator will not be proportionally reduced.

Options and Futures Risks. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because the Fund will engage in futures strategies only for hedging purposes, the Fund's management does not believe that the Fund will be subject to the risks of substantial loss that may be associated with futures transactions.

PERFORMANCE INFORMATION

The following bar chart and table illustrates the performance the Fund for its two completed calendar years. The bar chart and table provide an indication of the risks of investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart shows returns for only the Institutional shares of the Fund, which are higher than those for the Individual shares due to the lower expenses borne by Institutional shares. The chart and table assume that dividends and distributions paid by the Fund have been reinvested in additional Fund shares at net asset value. You should remember that past performance does not necessarily indicate how the Fund will perform in the future.

[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%).
Institutional Shares*

12/31/01	(12.62%)
12/31/02	(22.55%)
* Year to Date return as of June 30, 2003	10.82%
Best Quarter - 2nd Quarter 2003	14.70%
Worst Quarter - 3rd Quarter 2002	(16.97%)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
	Past Year	Since Inception*

Return Before Taxes
Individual Shares	-22.69	-19.43
Institutional Shares	-22.55	-17.03
Return After Taxes on Distributions**
Individual Shares	-22.74	-19.53
Institutional Shares	-22.61	-17.22
Return After Taxes on Distributions and Sale of Fund Shares**
Individual Shares	-13.93	-15.16
Institutional Shares	-13.84	-13.25
S&P Total Return Index***	-22.10	Individual -18.90 Institutional -16.22

*	The Individual Class commenced operations on October 31, 2000. The Institutional Class commenced operations on May 15, 2000.
**

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

***

The above table depicts the performance of the Fund versus the S&P 500 Total Return Index. The S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

FEES AND EXPENSES

This table describes the fees and expenses you will pay if you invest in the Fund.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)

Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge	None
Maximum deferred sales charge	None
Maximum sales charge on reinvested dividends and distributions	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual	Institutional
Investment Advisory Fees	0.15%	0.15%
Distribution and Service 12b-1 Fees*	0.25%	0.05%
Other Expenses**	1.41%	1.41%
Total Annual Fund Operating Expenses	1.81%	1.61%

*

The Fund has adopted a Rule 12b-1 Plan that permits Individual shares to pay up to 0.25% of their average net assets each year and Institutional shares to pay up to 0.05% of their average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.

**	"Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment returns 5% each year, and that the Fund's operating expenses remain at a constant percentage. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.

1 Year		3 Years
Individual	Institutional	Individual	Institutional
$184	$164	$569	$508
5 Years		10 Years
Individual	Institutional	Individual	Institutional
$980	$876	$2,127	$1,911

MANAGEMENT

Adviser and Administrator

Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser and administrator for the Fund. CAMCO provides investment management and administrative services to other mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of July 31, 2003, CAMCO manages assets in excess of $2.6 billion.

For its investment advisory services, CAMCO receives fees based on the average daily net assets of the Fund at the following percentage rates: 0.15% on the first $500 million, 0.125% on the next $500 million and 0.10% of assets over $1 billion. CAMCO also receives fees from the Fund for administrative services.

Advisory Committee

The Fund's Board of Directors has appointed an Advisory Committee that consults with the Board regarding the application of the Fund's values to their investment policies, and various other philosophical, structural and operational matters concerning the Fund. Advisory Committee members serve without fee but are compensated for expenses of attending Fund-related meetings.

Capital Structure

The Fund is a separate series of Capstone Christian Values Fund, Inc., organized as a Maryland corporation on May 11, 1992. Overall responsibility for management of the Fund is vested in the Board of Directors. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held.

BUYING AND SELLING FUND SHARES

Share Price

The purchase and redemption price for shares of each class of shares of the Fund is the net asset value (NAV) per share of the particular class as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. NAV of a class reflects the aggregate assets of the Fund less the liabilities attributable to that class. The Fund's exchange-traded securities are valued at their market value at that time (certain derivatives are priced at 4:15 Eastern time). Other equity securities are valued at the last current bid quotation prior to the valuation time. If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Board of Directors. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the Fund's net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Directors. The NAV is not calculated on days the New York Stock Exchange is closed.

Minimum Investment

Individual shares - The minimum initial investment is $2,000, except for continuous investment plans which have a $25 minimum. There is no minimum for subsequent purchases, except for continuous investment plans. The minimum subsequent telephone purchase is $1,000.

Institutional shares - The minimum initial investment is $500,000. There is no minimum for subsequent purchases. The minimum subsequent telephone purchase is $50,000.

Share Certificates

The Fund will not issue certificates representing shares.

Telephone Transactions

Unless declined on the investment application, the Fund is authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Frequent Transactions

The Fund reserves the right to limit additional purchases by any investor who makes frequent purchases, redemptions or exchanges that the Adviser and Administrator believes might harm the Fund. In general, more than one purchase-sale, or exchange transaction per month may be viewed as excessive.

PURCHASING FUND SHARES

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer to take orders for the Fund. If the order is received by the authorized dealer by 4:00 p.m. Eastern time and transmitted to the Fund by 4:00 p.m. Central time, it will be priced at the NAV per share for the applicable class of shares on that day. Later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Fund's distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Christian Stewardship Fund, to the Fund's Transfer Agent:

Transfer Agent's Address
Christian Stewardship Large Cap Equity Index Fund
c/o InCap Service Company
630-A Fitzwatertown Road
Willow Grove, PA 19090
1-800-695-3208

Remember to make your check for at least any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.

Investing By Wire. You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-800-695-3208 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

Fifth Third Bank NA, ABA #042000314
For: InCap Service Company
Account # 730-66879
Further Credit Christian Stewardship Fund (Insert Class)

Note that the wire must include your name and address, the Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Fund's website at www.christianfunds.com. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and the Fund account number.

Telephone Investment

After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Individual shares is $1,000 and the maximum is the greater of $1,000 or five times the NAV of your shares held, for which payment has been received, on the day preceding your order. For Institutional shares, the minimum telephone purchase is $50,000 and the maximum is the greater of $50,000 or five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Automated Clearing House ("ACH") Investment

You may make subsequent investments through ACH to Fifth/Third Bank by selecting this option on the Investment Application.

Pre-Authorized Investment

If you hold or are purchasing Individual shares, after opening an account with at least the minimum investment, you may arrange to make regular monthly investments of at least $25 automatically from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional and Roth IRAs, Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

REDEEMING FUND SHARES

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund. If you place your order with an authorized dealer by 4:00 p.m. Eastern standard time and the order is transmitted to the Fund by 4:00 p.m. Central standard time, it will be priced at the NAV per share for the applicable class of shares on that day. Later orders will be priced at the NAV next determined. The Fund does not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week. The Fund does not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or
you want to transfer ownership of the shares.

Signature Guarantee - A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Redemption of Shares Purchased by Check - Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Expedited Redemption

If you want to redeem at least $1,000 of Fund shares and have authorized expedited redemption on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Fund's cash reserves. The Fund does not impose a fee for this service, but the Fund (and its service providers) reserve the right to modify or not to offer this service in the future. The Fund will attempt to give shareholders reasonable notice of any change.

Automated Clearing House ("ACH") Redemption

You may make redemptions through ACH from Fifth/Third Bank by selecting this option on the Investment Application.

Systematic Withdrawal

If you hold Individual shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the Fund.

Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from the Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, the Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund pays dividends from its net investment income and distributions from its net realized capital gains in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

1.	receive income dividends in cash and capital gains distributions in additional Fund shares; or
2.	receive all dividend and capital gains distributions in cash.

The Fund intends to declare and pay dividends of its net investment income, if any, quarterly. Capital gains, if any, will be paid at least annually, generally in December.

If you select Option 1 or Option 2 above and the U.S. Postal Service cannot deliver your checks, or if your checks remain un-cashed for six months, your distribution checks will be reinvested in your account at the then-current net asset value and your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Fund, as well as on any gain realized when you sell (redeem) or exchange shares of the Fund. If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

The Fund will let you know each year which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. The tax treatment of capital gains distributions from the Fund does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares. The tax treatment of any gain or loss when you sell shares of the Fund will depend on how long you held those shares.

Some dividends paid by the Fund may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year.

You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance since it commenced operations. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended April 30, 2003 and 2002 and for the period ended 2001 has been audited by Briggs, Bunting & Dougherty, LLP, whose report and the Fund's financial statements are included in the Fund's annual report for the fiscal year ended April 30, 2003, which is available on request.

	For the Year Ended April 30, 2003			For the Year Ended April 30, 2002				For the Period Ended April 30, 2001
	Individual		Institutional	Individual		Institutional		Individual**		Institutional***
Net Asset Value - Beginning of Period	$18.27		$18.20	$21.33		$21.32		$24.34		$25.00
Investment Operations:
Net investment income (loss)	(0.02)	2	0.04	(0.05)	2	0.03	2	0.03		0.08
Net realized and unrealized gain (loss) on investments	(2.41)		(2.44)	(2.94)		(2.97)		(3.01)		(3.68)
Total from investment operations	(2.43)		(2.40)	(2.99)		(2.94)		(2.98)		(3.60)

Distributions:
From net investment income	(0.02)		(0.03)	(0.07)		(0.18)		(0.03)		(0.08)
From net realized capital gain	---		---	---		---		---		---
Total distributions	(0.02)		(0.03)	(0.07)		(0.18)		(0.03)		(0.08)

Net Asset Value - End of Period	$15.82		$15.77	$18.27		$18.20		$21.33		$21.32

Total Return	(13.28)%		(13.16)%	(14.05)%		(13.82)%		(12.26)%		(14.42)%

Ratios of expenses to average net assets:
before fee waivers	1.81%		1.61%	1.45%		1.25%		1.21%	1	1.01%	1
after fee waivers	1.81%		1.61%	1.42%		1.22%		1.06%	1	0.86%	1
Ratios of net investment income to average net assets:
before fee waivers	0.02%		0.22%	(0.08)%		0.12%		(0.03)%	1	0.17%	1
after fee waivers	0.02%		0.22%	(0.05)%		0.15%		0.12%	1	0.32%	1

Portfolio turnover rate	17.23%		17.23%	11.90%		11.90%		44.93%		44.93%
Net assets, end of period	$671,890		$5,531,165	$475,259		$14,637,089		$120,336		$11,519,800

(1) Annualized.
(2) Based on the average daily number of shares outstanding throughout the period.
** The Christian Stewardship Large Cap Equity Index Fund Individual class commenced operations on October 30, 2000.
*** The Christian Stewardship Large Cap Equity Index Fund Institutional class commended operations on May 15, 2000.

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

•	The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.
•

Annual and Semi-Annual Reports about the Fund describes the Fund's performance and lists the Fund's portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631 or by e-mail at info@capstonefinancial.com.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

•	visiting the SEC's public reference room in Washington, DC. (Call 1-202-942-8090 for information.)
•	sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail request to: publicinfo@sec.gov; or
•	visiting the SEC's website - http:/www.sec.gov

The Fund's Investment Company Act File Number with the SEC is 811-01597.

For more complete information about the Christian Stewardship Large Cap Equity Index Fund, including charges and expenses, contact the Distributor at the address below. Please read this prospectus carefully before you invest or send money.

Capstone Asset Planning Company
5847 San Felipe, Suite 4100
Houston, Texas 77057
1-800-262-6631
info@capstonefinancial.com

CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND

(a Series of Capstone Christian Values Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2003

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated August 28, 2003. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

The report of Independent Accountants and financial statements of the Fund included in its Annual Report for the period ended April 30, 2003 ("Annual Report") is incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 or by calling toll free 1-800-262-6631.

The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Doughtery, LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

TABLE OF CONTENTS

General Information.
Investment Strategies
Investment Restrictions
Performance Information
Directors and Executive Officers
Control Persons & Principal Holders of Securities
Portfolio Transactions and Brokerage
Determination of Net Asset Value
How to Buy and Redeem Shares
Dividends and Distributions
Taxes
Other Information

GENERAL INFORMATION

The Christian Stewardship Large Cap Equity Index Fund ("Fund") is a series of Capstone Christian Values Fund, Inc. ("Company") an "open-end diversified management company" registered under the Investment Company Act of 1940. The shares of the Fund have been divided into two classes, including Individual and Institutional shares. Each class represents an interest in the Fund, but is subject to different rights, expenses and privileges. The Company was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the Investment Company Act of 1940. On February 18, 1992, stockholders approved a plan of reorganization pursuant to which the Company became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc. The Company's name was changed to its present name on March 13, 2000.

Capstone Asset Management Company (the "Adviser and Administrator") provides investment advisory and administrative services to the Fund. The Adviser and Administrator and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.

INVESTMENT STRATEGIES

Government Obligations

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or
the credit of the agency or instrumentality.

Bank Obligations

These obligations include negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Fund will limit its bank investments to dollar-denominated obligations of U.S. or foreign banks rated A or better by Moody's or S&P, that have more than $1 billion in total assets at the time of investments and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Fund must have a remaining maturity of no more than 270 days from the date of purchase by the Fund, and must be rated at least A-1 or P-1 by an NRSRO, or deemed of comparable quality by the Investment Adviser and Administrator. No Fund may invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Fund may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. The Adviser and Administrator will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Adviser and Administrator deems it appropriate to do so. In addition, the Fund may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities.

The Fund will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Investment Companies and Investment Funds

The Fund is permitted to invest in shares of other open-end or closed-end investment companies, to the extent consistent with its investment objective and policies. The Fund's investments (together with those of its affiliated persons) in any other single investment company are limited to no more than 3% of the outstanding shares of that other investment company. Additionally, the Fund, in any 30-day period, may not redeem any amount in excess of 1% of the total outstanding share of such other investment company. (See "Restricted and Illiquid Securities," below.) On issues on which shareholders of such another investment company are asked to vote, the Fund will vote their shares in the same proportion as the vote of all other holders of shares of that investment company. To the extent the Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. The Fund may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Restricted and Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC options, certain investment company securities, and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Investments by the Fund in securities of other investment companies may be subject to restrictions regarding redemption. To the extent the Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund's 15% limit on illiquid investments.

The Board of Directors has adopted guidelines and delegated to the Adviser and Administrator the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Directors, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Options and Futures

To the extent consistent with its investment policies, the Fund may employ special investment practices as a means of obtaining market exposure to securities without purchasing the securities directly. These practices include the purchase of put and call options on securities and securities indexes.

A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a securities index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying index.

The purchase of put and call options does involve certain risks. Through investment in options, the Fund can profit from favorable movements in the price of an underlying security to a greater extent than if the Fund purchased the security directly. However, if the security does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the security directly. Generally, transactions in securities index options pose the same type of risks as do transactions in securities options.

The Fund may also (i) invest in securities index futures contracts and options on securities index futures and (ii) engage in margin transactions with respect to such investments. The Fund will use futures as a temporary means of gaining exposure to its particular market prior to making investments of incoming cash in additional securities. The Adviser and Administrator, in conducting these activities for the Fund, claims an exclusion from requirements to register as a commodity pool operator.

A securities index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a securities index at the beginning and at the end of the contract period. When the Fund enters into a securities index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the securities index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin," to cover any additional obligation it may have under the contract.

Options on securities index futures contracts are similar to options on securities except that an option on a securities index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

Successful use by the Fund of securities index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when the Fund seeks to purchase or sell a contract. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the prices of securities the Fund wishes to purchase. Successful use of securities index futures contracts and options on such contracts is further dependent on the Adviser and Administrator's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct.

The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, the company must segregate either cash or readily marketable securities with its Custodian in the amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

Securities Index Futures and Related Options

The Fund may engage in transactions in options on securities and securities indices, and securities index futures and options on such futures as a proxy for investing in underlying securities in accordance with the Fund's investment policies.

The Fund may purchase options on securities indices. A securities index (such as the S&P 500) assigns relative values to the securities included in the index and the index fluctuates with the changes in the market values of the securities so included. Options on securities indices are similar to options on securities except that, rather than giving the purchaser the right to take delivery of the securities at a specified price, an option on a securities index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on securities indices depends on price movements in the stock market generally rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a securities option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

Because the value of the securities index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase of a put or call option on a securities index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.

A securities index futures contract is a bilateral agreement in which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the securities index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

Options on securities index futures contracts are similar to options on securities except that an option on a securities index futures contract gives the purchaser the right, in return for a premium paid, to assume a position in a securities index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

Successful use of securities index futures contracts and options on such contracts is limited by the fact that the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities in a particular Benchmark may not be perfect.

The Fund will purchase and sell securities futures contracts and will purchase put and call options on securities index contracts only as a means of obtaining market exposure to securities in its Benchmark. The Fund will not engage in transactions in securities index futures contracts or options on such contracts for speculation and will not write options on securities index futures contracts.

When purchasing securities index futures contracts, the Fund will be required to post a small initial margin deposit, held in a segregated account with the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments. The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to securities market movements beyond the exposure of a portfolio that was 100% invested in those securities.

Securities index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

Positions in securities index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of the Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the option of the Fund's management, the risk that the Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because the Fund will only engage in futures strategies for hedging purposes, the Fund's management does not believe that the Fund will be subject to the risks of substantial loss that may be associated with futures transactions.

INVESTMENT RESTRICTIONS

The Fund is subject to investment restrictions designed to reflect its socially acceptable investment policies. In addition, the Fund has adopted the following investment restrictions which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of the Fund. For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

The Fund has elected to be qualified as a diversified series of the Company.

The Fund may not:

1.	borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
2.	issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.

concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities;
7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

With respect to senior securities, borrowing and concentrating investments, the Investment Company Act of 1940, as amended, and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies such as the Fund, are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Fund is, however, permitted to issue separate series of shares (the Fund is a series of the Company) and to divide those series into separate classes (Individual and Institutional are such separate classes.) The Fund has no intention to issue senior securities, except that the Company may issue its shares in separate series and divide those series into classes of shares. Although borrowings could be deemed to be senior securities, the Fund is "permitted to borrow from a bank provided that immediately after any such borrowing there is an asset coverage of at least 300 per cent for all borrowings by the Fund. The Act also permits the Fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of the total assets of the issuer at the time when the loan is made. (A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The Securities and Exchange Commission ("SEC") has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if the Fund "covers" the agreements by establishing and maintaining segregated accounts. The Fund presently does not intend to borrow except when advisable to satisfy redemptions and the Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets. With respect to concentration, the SEC staff takes the position that investment of 25% or more of the Fund's total assets in any one industry represents concentration.

The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund.

PERFORMANCE INFORMATION

The Fund may from time to time include figures indicating total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures are calculated for each class of shares and represent the increase (or decrease) in the value of an investment in a class of shares of the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of that class.

Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of shares of the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the class.

Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

P(1 + T)n = ERV
Where P =	a hypothetical initial payment of $1,000,
T =	the average annual total return,
n =	the number of years, and
ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

From inception, May 15, 2000, through April 30, 2003, the average annual total return of the Fund's Institutional class was -13.98%. From inception, October 31, 2000, through April 30, 2003, the average annual total return of the Fund's Individual class was -15.61%.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of shares. Total return is based on past performance and is not a guarantee of future results.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for taxes, administrative and management costs and expenses.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

DIRECTORS AND EXECUTIVE OFFICERS

The directors provide overall supervision of the affairs of the Fund. The Fund's directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by the Adviser and Administrator, as indicated below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

Interested Director

Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 56	Director, President & Chairman of the Board	Since 2000	President and Director of Capstone Asset Management; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.	7	None

Independent Directors

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 57	Director	Since 2000	Self-employed Investor Consultant	7	None

Bernard J. Vaughan 200 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 74	Director	Since 2000	Retired	7	None

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 73	Director	Since 2000	Financial Consultant; Managing Director of Benefit Capital Southwest	7	Director-Prospect Street High Income Fund and Prospect Street Income Fund; Director-Associate Materials, Inc. (1988-2001); Director-Pacesetter Capital Group

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 43	Director	CCVF Since 2001	CEO/President of Freedom Stores, Inc.	6	None

Executive Officers

Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age 54	Executive Vice President	Since 2000	Executive Vice President/CIO of Capstone Asset Management Company, Capstone Asset Planning Company & Capstone Financial Services, Inc.; Officer of Capstone Funds	N/A	None

Donald R. McFadden 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 47	Sr. Vice President	Since 2000	Sr. Vice President of Capstone Asset Management Company and Capstone Asset Planning Company; Officer of Capstone Funds	N/A	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 52	Sr. Vice President	Since 2000	Managing Director/Portfolio Manager of Capstone Asset Management Company; Managing Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.; Officer of Capstone Funds	N/A	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 41	Sr. Vice President	Since 2000	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Sr. Vice President of Capstone Asset Planning Company; Officer of Capstone Funds	N/A	None

Robert A. Karisch 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 37	Assistant Vice President	Since 2000	Assistant Vice President, Sales of Capstone Asset Management Company; Assistant Vice President of Capstone Asset Planning Company; Officer of Capstone Funds	N/A	None

Linda G. Giuffre 5847 San Felipe, Suite 4100 Houston, TX 77057 Age 41	Secretary/ Treasurer	Since 2000	Vice President, Compliance of Capstone Asset Management Company, and Capstone Asset Planning Company; Officer of Capstone Funds	N/A	None

David F. Ganley 630 Fitzwatertown Road Willow Grove, PA 19090 Age: 56	Assistant Secretary	Since 2002	Managing Director of InCap Group, Inc.; Chief Administrative Officer of InCap Service Company; President and Treasurer of InCap Securities, Inc.; Officer of Capstone Funds	N/A	None

___________________
*

Mr. Jaroski is an "interested person" of the Christian Stewardship Large Cap Equity Index Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	These individuals are brothers-in-law.

The Fund has four committees which report to the Board of Directors. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors. The Valuation and Investment Review Committee, and the Compliance Committee is comprised exclusively of members of the Board of Directors. Following is a description of each of the committees:

Audit Committee - The purpose of this committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Fund, and, as appropriate, the internal controls of certain service providers to the Fund; to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and to act as a liaison between the Fund's independent auditors and the full Boards. The Committee approves the appointment and compensation of the Fund's auditors and evaluates their independence. It also pre-approves audit and non-audit services provided to the Fund and non-audit provided to certain service providers by the auditor. The Committee is composed entirely of independent members of the Board of Directors of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, Leonard B. Melley and James F. Leary . The Committee met four times during the fiscal year ended April 30, 2003

Compliance Committee - The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John R. Parker, Leonard Melley and Bernard J. Vaughan. The Committee met four times during the fiscal year ended April 30, 2003.

Nominating/Corporate Governance - The purpose of this committee is to nominate independent directors to the Board of Directors and members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. The Committee is composed entirely of independent members of the Board of Directors of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, Leonard B. Melley and James F. Leary. The Committee met four times during the fiscal year ended April 30, 2003. The nominating committee will not consider nominees recommended by shareholders.

Valuation and Investment Review - The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Fund, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: Bernard J. Vaughan, Chairman; Edward L. Jaroski, John R. Parker, Leonard B. Melley and James F. Leary. The Committee met four times during the fiscal year ended April 30, 2003.

Nominees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Nominees
Edward L. Jaroski	None	over $100,000
Independent Nominees
Bernard J. Vaughan	None	$50,001 - $100,000
James F. Leary	None	$1 - $10,000
Leonard B. Melley, Jr.	None	$50,000 - $100,000
John R. Parker	None	$1 - $10,000

__________________
*	Information provided as of April 1, 2003

As of April 1, 2003, the Independent Directors, and/or any of their immediate family members, did not own any securities issued by the Adviser and Administrator or any company controlling, controlled by or under common control with the Adviser and Administrator.

The directors and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. Each independent Director serves as a director or trustee on the Boards of two other registered investment companies comprising the Capstone Complex of Mutual Funds. The independent Directors/Trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent Director/Trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid an additional $2,000 for serving the complex. All fees received by the Directors/Trustees are allocated among the Capstone Funds based on net assets. The Directors/Trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees. For the fiscal year ended April 30, 2003, the Fund paid or accrued for the account of its officers and directors, as a group for services and expenses in all capacities, a total of $3,002.

The following table represents the compensation received by the independent Directors/Trustees during fiscal 2003 from the Capstone Funds complex.

Name of Person, Position	Aggregate Compensation from Fund(3)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees(3)
James F. Leary, Director/Trustee(1)(2)	CCVF $437	$0	$0	$18,000
John R. Parker, Director/Trustee(1)(2)	CCVF $437	$0	$0	$18,000
Bernard J. Vaughan, Director/Trustee(1)(2)	CCVF $491	$0	$0	$20,000
Leonard B. Melley, Director/Trustee(1)	CCVF $490	$0	$0	$16,000

__________________
(1)	Trustee of Capstone Social Ethics and Religious Values Fund Inc. and Director of Capstone Christian Values Fund, Inc.
(2)	Director of Capstone Series Fund Inc.
(3)

Compensation received by Independent Directors/Trustees is allocated among the Capstone complex of Mutual Funds on which the director/trustee serves based on net assets. The Capstone complex of Mutual Funds consists of SERV, CCVF, and CSFI. CCVF and CSFI each have only one portfolio. SERV has five portfolios.

Adviser and Administrator

Pursuant to the terms of an investment advisory agreement dated April 17, 2000 (the "Advisory Agreement"), the Company employs Capstone Asset Management Company, the Adviser and Administrator, to furnish investment advisory services. The Adviser and Administrator was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. The Adviser and Administrator is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Adviser and Administrator provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to seven registered investment companies. The Adviser and Administrator manages assets in excess of $2.6 billion.

The Investment Advisory Agreement provides that the Adviser and Administrator shall have full discretion to manage the assets of the Fund in accordance with its investment objectives and policies and the terms of the Articles of Incorporation. The Adviser and Administrator is authorized, with the consent of the Directors, to engage sub-advisers for the Fund. The Adviser and Administrator has sole authority to select broker-dealers to execute transactions for the Fund, subject to the reserved authority of the Directors to designate particular broker-dealers for this purpose. The Adviser and Administrator will vote proxies on portfolio securities of the Fund, subject to any guidelines that may be established by the Directors. The Investment Advisory Agreement provides that the Adviser and Administrator will generally not be liable in connection with its services except for acts or omissions that constitute misfeasance, bad faith or gross negligence, and the Adviser and Administrator shall not be liable for the acts of third parties. The Investment Advisory Agreement provides that it may be terminated at any time by the Fund without penalty on sixty days' notice to the Adviser, and by the Adviser, upon ninety days' notice to the Fund.

For its services, the Adviser and Administrator receives investment advisory fees monthly, in arrears, from the Fund at the following annual rates. The fee rates indicated are applied to the aggregate average daily net assets of the Fund.

Annual Fee rate as a percentage
of average daily net assets
--------------------------------------
0.15% of the first $500 million
0.125% of the next $500 million
0.10% of assets over $1 billion

For the Fund's fiscal year ended April 30, 2003, the Fund paid the following investment advisory fees: $13,914. These fees were allocated to each class of shares based on their relative asset values. Pursuant to the Advisory Agreement, the Adviser and Administrator pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Company (including the Company's share of payroll taxes), except expenses of travel to attend meetings of the Company's Board of Directors or committees or advisers to the Board. The Adviser and Administrator also agrees to make available, without expense to the Company, the services of its directors, officers and employees who serve as officers of the Company.

The Advisory Agreement provides that the Adviser and Administrator shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser and Administrator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement and the Adviser and Administrator shall not be liable for the acts of third parties.

The Advisory Agreement was most recently approved by unanimous votes of the Board of Directors, and of the directors who are not interested persons, at a meeting held February 28, 2003. The directors reviewed with counsel a report prepared by the Adviser and Administrator concerning its advisory and administrative services to the Fund, and materials concerning the Fund's performance and expenses, including advisory fee rates, for the Fund and comparable funds. The directors also considered information presented at the meeting concerning the Adviser and Administrator's soft dollar arrangements, its updated execution system and its oversight of the Fund's other service providers. The directors considered various sources of compensation to the Adviser and Administrator and its affiliates, including the receipt of distribution fees by the Fund's Distributor. In determining that the Advisory Agreement should be continued, the directors noted their continuing satisfaction with the Fund's performance and the Adviser and Administrator's services to the Fund, as well as the reasonableness and fairness of the advisory fees and of overall Fund expenses.

The Advisory Agreement will remain in effect for an initial two year period and thereafter from year to year provided its renewal as to the Fund is specifically approved (a) by the Company's Board of Directors or, by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by the Company upon the vote of a majority of the Directors or, by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser and Administrator or (b) by the Adviser and Administrator at any time without penalty, upon 90 days' written notice to the Company. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Advisory Committee

The Board of Directors has appointed an advisory committee ("Advisory Committee") to consult with and make recommendations to the Directors regarding the application of social, ethical and religious values in selecting investments for the Fund, as well as on other matters regarding the structure, philosophy and operations of the Fund. Members of the Advisory Committee are not compensated for their services, although they will be reimbursed by the Company for expenses of attendance at Fund-related meetings. The Advisory Committee consists of members selected by the Board of Directors on the basis of their qualifications to provide this type of advice to the Board. Neither the Board of Directors nor the Adviser and Administrator are obliged to accept the recommendations of any Advisory Committee.

Administration Agreement

Pursuant to an Administration Agreement dated April 17, 2000 between the Fund and Capstone Asset Management Company, the Adviser and Administrator supervises all aspects of the Fund's operations. It oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Adviser and Administrator. Pursuant to the terms of an amended Administration Agreement, approved by the Board of Directors, effective, February 1, 2001, for these services, the Fund will pay to the Adviser and Administrator a fee, calculated daily and payable monthly in arrears, equal to an annual rate of 0.075% of the Fund's average net assets. Prior to the amendment, the annual rate was 0.05%. For the fiscal year ended April 30, 2003, the Fund paid administration fees totaling $6,957. The Administration Agreement will remain in effect for an initial two-year period and will continue thereafter until terminated by either party.

Distributor

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Company dated April 17, 2000 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Company) to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

Edward L. Jaroski is President of the Company and is a Director and President of the Adviser and Administrator and the Distributor. Some other officers of the Company are also officers of the Adviser and Administrator, the Distributor, and their parent, Capstone Financial Services.

The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case (a) by the Company's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Directors who are not parties to the Distribution Agreement or interested persons of any party, by vote cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

The Company has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to compensate the Distributor for its services in connection with the distribution of its shares and provision of certain services to shareholders. These services include, but are not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations(collectively, "Service Organizations") to obtain various distribution-related and/or administrative services for the Fund. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processed tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes the Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Individual shares of the Fund and 0.05% of the average net assets of Institutional shares of the Fund. Subject to these limits, the Distributor may reallow to Service Organizations (which may include the Distributor itself) amounts at an annual rate up to 0.25% for Individual shares and 0.05% for Institutional shares for the Fund based on the average net asset value of shares held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Company's Board of Directors and by a vote of the Directors who are not "interested persons" of the Company as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the Directors, including a majority of the Plan Directors. In determining whether to adopt or continue the Plan, the Directors must request and evaluate information they believe is necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and shareholders of each class. Any change in the Plan that would materially increase the distribution expenses to be paid requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the Directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the Directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated at any time by a vote of the Plan Directors or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested Directors for the Company is committed to the discretion of the Directors who are not "interested persons" as defined under the 1940 Act.

The following table concerns compensation by the Fund to the Distributor for the past 3 fiscal years:

Fiscal Year Ended	Total 12b-1 Fees Paid	Amount Retained by CAPCO	Amount Paid to Other Service Organizations
04/03	$5,742	$5,743	$--
04/02	$7,977	$7,977	$--
04/01	$5,808	$5,808	$--

Amounts retained by CAPCO were used to reimburse the following expenses incurred:

Salaries/Benefits/Taxes	$24,838
Rent	$4,476
Telephone	$1,462
Systems Equipment	$2,938

Under the Administration Agreement, the Company bears the cost of the Fund's accounting services, which includes maintaining the financial books and records of the Fund and calculating daily net asset value. InCap Services Company, performs accounting, bookkeeping and pricing services for the Fund. For these services, InCap receives a monthly fee from the Fund. During the fiscal year ended April 30, 2003, the Fund paid InCap Service Company $20,473 for accounting and pricing services. InCap Service Company received $9,026 for transfer agency services.

Expenses

The Fund pays all of its expenses not borne by the Adviser and Administrator pursuant to the Administration Agreement including such expenses as (i) advisory and administrative fees, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, state filings, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Company, (vii) the cost of reports and notices to shareholders, and (viii) fees to Directors and salaries of any officers or employees who are not affiliated with the Adviser and Administrator, if any.

The Fund expenses and expenses of each class of shares are accrued daily and are deducted from total income before dividends are paid. Fund expenses, as well as the Fund's share of Company expenses, are generally allocated between classes based on their respective net asset values, except that Individual and Institutional expenses pursuant to the Service and Distribution Plan are borne by Individual and Institutional shares, respectively, and the Directors may determine that other expenses are specific to a particular class and should be borne by that class alone.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information concerning each person who, to the knowledge of the Board of Directors, owned of record more than five percent of the Fund's common stock as of June 24, 2003.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
CCVF Large Cap (Individual Class)	National Investors Service Corp for the Benefit of Our Customers 55 Water Street, 32nd Floor New York, NY 10041	31,527.133	69.6%
Large Cap (Institutional Class)	Assemblies of God Foundation 1661 North Boonville Ave Suite D Springfield, MO 65803 [8001007165]	121,825.385	32.1%
	Assemblies of God Foundation 1661 North Boonville Ave Suite D Springfield, MO 65803 [8001009195]	97,240.870	25.7%
	General Council of the Assemblies of God 1661 North Boonville Ave Suite D Springfield, MO 65803	81,216.923	21.4%
	SCOTTRADE INC FBO 19036104 PO BOX 31759 St Louis, MO 63131-0759	29,850.746	7.9%
	Saxon & Co FBO 21-80-001-3940281 PO BOX 7780-1888 Philadelphia, PA 19182	27,738.237	7.3%

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and Administrator is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser and Administrator to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser and Administrator seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser and Administrator considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser and Administrator. In addition, the Adviser and Administrator may cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser and Administrator determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser and Administrator's overall responsibilities to the Fund and to the Adviser and Administrator's other clients. Such research services must provide lawful and appropriate assistance to the Adviser and Administrator in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

The Adviser and Administrator places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser and Administrator in servicing all of its accounts; not all of such services may be used by the Adviser and Administrator in connection with the Fund. The Adviser and Administrator has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion, including the Fund. Many of the clients of the Adviser and Administrator have not granted brokerage discretion and therefore, any research services received as a result of paying commissions in excess of the amount another broker might have charged is subsidized by accounts that have granted the Adviser and Administrator such discretion, including the Fund. Other research received, although not by a specific arrangement may also be used by the Adviser and Administrator in providing service to other accounts, including the Fund. In the opinion of the Adviser and Administrator, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser and Administrator cannot be measured separately.

The Adviser and Administrator seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser and Administrator are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

From time to time, the Adviser and Administrator may effect securities transactions through the Distributor, which is a broker-dealer affiliate of the Adviser and Administrator.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser and Administrator may consider sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions for the Fund.

The following table shows brokerage commissions paid by the Fund, as well as the amount of the Fund's security transactions during the fiscal year ended April 30, 2003, April 30, 2002 and April 30, 2001, that were directed to firms, which provided some research services to the investment adviser, and the commissions paid in connection therewith:

Brokerage Commission Paid Period Ended			Amount of Transactions Directed to Firms Providing Research			Commissions Paid on Transactions Directed to Firms Providing Research
4/30/03	4/30/02	4/30/01	4/30/03	4/30/02	4/30/01	4/30/03	4/30/02	4/30/01
$23,105	$36,381	$37,892	$18,571	$35,012	$37,304	$6,273,443	$6,874,885	$17,746.645

No commissions were paid to affiliated brokers.

Personal Trading Policies

The Fund, the Adviser and Administrator, and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the Investment Company Act of 1940. Consistent with requirements of that Rule, the Codes permit persons subject to the Codes to invest in securities, including securities that may be purchased by the Fund. The codes and the Rule require these transactions to be monitored.

Proxy Voting Policies and Procedures

The Adviser and Administrator has adopted and implemented written Proxy Voting Policies and Procedures ("Proxy Voting Procedures") which are designed to reasonably ensure that the Adviser and Administrator votes proxies in the best interest of its advisory clients for whom it has voting authority.

The Proxy Voting Procedures describe the positions the Adviser and Administrator generally takes in voting proxies on particular issues and require the Adviser and Administrator to keep records noting the reasons for any vote that differs from its stated policies.

The Proxy Voting Procedures also provide that, in the event a particular proxy vote would involve a conflict between the interests of the Adviser and Administrator and its affiliates, and those of one or more clients of the Adviser and Administrator, the Adviser and Administrator may select one of the following procedures for voting the proxies:

arranging for the proxies to be voted in proportion to votes of security holders who are not clients of the Adviser and Administrator;
voting in accordance with the recommendations of an independent proxy voting service;
referring the voting decision to the client; or
obtaining a waiver of the conflict from the client to permit voting in accordance with the Adviser and Administrator's established voting policies.

Clients may obtain a copy of Adviser and Administrator's Proxy Voting Policy by contacting the Adviser and Administrator (toll-free) at 1-800-262-6631.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time (certain derivatives are priced at 4:15 p.m. Eastern time), except that the net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The purchase and redemption price for shares of each class of shares of the Fund is the net asset value (NAV) per share of the particular class as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. NAV of a class reflects the aggregate assets of the Fund less the liabilities attributable to that class. The Fund's exchange-traded securities are valued at their market value at that time (certain derivatives are priced at 4:15 Eastern time). Other equity securities are valued at the last current bid quotation prior to the valuation time. If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Board of Directors. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the Fund's net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Directors. The NAV is not calculated on days the New York Stock Exchange is closed.

HOW TO BUY AND REDEEM SHARES

Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to a Fund's net asset value. After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Shares will be credited to a shareholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases of Individual shares must be at least $2,000; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares except that there is a $1,000 minimum for subsequent purchases by telephone. The minimum initial investment for Institutional shares is $500,000 in aggregate, with no minimum required for subsequent purchases except that a $50,000 minimum applies to subsequent invetments by telephone. No stock certificates representing shares purchased will be issued. The Company's management reserves the right to reject any purchase order if, in its opinion, it is in the Company's best interest to do so.

At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, the Adviser and Administrator and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and Administrator and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. Such payments are made out of their own assets and not out of the assets of the Fund. These programs will not change the price paid by a stockholder for shares of the Fund or the amount that the Fund will receive from such sale.

Generally, shareholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to The Christian Stewardship Large Cap Equity Index Fund, c/o InCap Service Company, 630-A Fitzwatertown Road, Willow Grove, PA 19090, In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). The Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). The Fund intends to declare and pay such amounts as dividends quarterly. All dividends and capital gain distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his or her shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated there under, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Company is organized as a Maryland corporation and, under current law, is not liable for any income or franchise tax in the State of Maryland, provided that the Fund qualifies as a regulated investment company for purposes of Maryland law.

Options, Futures and Forward Contracts

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund is not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to distributions if the Fund did not engage in such transactions.

Wash Sales

The Code also contains a so-called "wash sale" rule pursuant to which losses incurred by the Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be deductible (but instead, must be added to the Fund's basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively.  The application of the wash sale rules to the Fund could cause deferral of losses on sales that could increase the Fund's taxable distributions of net capital gains.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If the Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds the Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder of the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

OTHER INFORMATION

Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as custodian.

Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent accountants for the Company, performs annual audits of the Fund's financial statements.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel for the Fund

CAPSTONE CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND
(a Series of Capstone Christian Values Fund, Inc.)

OTHER INFORMATION

(PART C TO REGISTRATION STATEMENT NO. 2-28174)

Item 23. Exhibits

Exhibits incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated herein.

*(a)	Copy of Articles of Incorporation dated May 11, 1992.
*(b)	Copy of By-Laws.
(c)	None.
**(d)	Copy of Investment Advisory Agreement between Capstone Christian Values Fund, Inc. on behalf of the Christian Stewardship Fund, and Capstone Management Planning Company.
**(e)(1)	Copy of General Distribution Agreement between Capstone Christian Values Fund, Inc. on behalf of the Christian Stewardship Fund, and Capstone Asset Planning Company.
*(e)(2)	Copy of Selling Group Agreement/Service Agreement.
(f)	None.
*(g)(1)	Form of proposed Custodian Agreement between Capstone Christian Values Fund, Inc., on behalf of the Christian Stewardship Fund, and Fifth Third Bank.
***(g)(2)	Form of Proposed Foreign Custody Manager Agreement between Capstone Christian Values Fund, Inc., on behalf of the Christian Stewardship Fund, and Fifth Third Bank.
**(h)(1)	Copy of Administration Agreement between Capstone Christian Values Fund, Inc., on behalf of the Christian Stewardship Fund and Capstone Asset Management Company.
***(h)(2)	Form proposed Shareholder Services Agreement between Capstone Christian Values Fund, Inc., on behalf of the Christian Stewardship Fund, and InCap Service Company.
*(h)(3)	Copy of Administration Agreement between Capstone Christian Values Fund, Inc., and Capstone Asset Management Company.
(i)	Form of Opinion Letter from Dechert LLP.
*(j)(1)	Power of Attorney of Messrs. Bernard J. Vaughan, James F. Leary and John R. Parker.
(j)(2)	Opinion of Briggs Bunting & Dougherty, LLP.
(k)	None
(l)	None
**(m)	Service & Distribution Plan.
*(n)	Rule 18f-3 Plan
*(o)	Code of Ethics ..

____________________
*	Filed with Post-Effective Amendment No. 50, dated March 31, 1998.
**	Filed with Post-Effective Amendment No. 53, dated December 14, 1999.
***	Filed with Post-Effective Amendment No. 54, dated February 25, 2000.

Item 24. Persons Controlled or under Common Control with Registrant

Registrant does not control and is not under common control with any person.

Item 25. Indemnification

The Articles of Incorporation include the following:

"Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 26. Business and other Connections of Investment Adviser

The investment adviser of the Registrant is also the investment adviser and/or administrator of two other investment companies: Capstone Series Fund, Inc. and Capstone Social Ethics and Religious Values Fund. Such adviser also manages private accounts. For further information see "Directors and Officers" in Part B hereof.

Item 27. Principal Underwriters

(a)	The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Social Ethics and Religious Values Fund and Capstone Series Fund, Inc.
(b)	Directors and Officers of the Registrant's Principal Underwriter:

Name and Principal Business Address *	Positions and Offices with Underwriter	Positions and Offices with Registrant
Dan E. Watson	Chairman of the Board and Director	Executive Vice President
Edward L. Jaroski	President and Director	Executive Vice President and Chairman of the Board
Leticia N. Jaroski	Secretary	--
Linda G. Giuffre	Vice President, Compliance	Secretary/Treasurer
Carla Homer	Treasurer	--

_____________________
*	5847 San Felipe, Suite 4100, Houston, Texas 77057.

Item 28. Location of Accounts and Records

Capstone Asset Management Company, the investment adviser and administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057, The Fifth Third Bank, the custodian of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263, and InCap Service Company, the accounting agent, transfer agent and shareholder servicing agent of the Registrant, 630-A Fitzwatertown Road, Willow Grove, Pennsylvania 19090, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated there under.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 28th day of August, 2003.

CAPSTONE CHRISTIAN VALUES FUND, INC.
Registrant
By: /s/EDWARD L. JAROSKI
Edward L. Jaroski, Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ EDWARD L. JAROSKI Edward L. Jaroski	Executive Vice President & Director (Principal Executive Officer)	August 28, 2003

/s/ LINDA G. GIUFFRE Linda G. Giuffre	Secretary/Treasurer Principal Financial & Accounting Officer)	August 28, 2003

JAMES F. LEARY* James F. Leary	Director	August 28, 2003

JOHN R. PARKER* John R. Parker	Director	August 28, 2003

BERNARD J. VAUGHAN* Bernard J. Vaughan	Director	August 28, 2003

LEONARD B. MELLEY, JR* Leonard B. Melley, Jr.	Director	August 28, 2003

*By:	/s/EDWARD L. JAROSKI
Edward L. Jaroski, Attorney-In-Fact

<